Exhibit 10.49
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (“Amendment”) is entered into as of this 22nd day of August, 2006 by and among LASALLE BANK NATIONAL ASSOCIATION (“LBNA”), as Administrative Agent and as a Lender, SOUTHWEST BANK OF ST. LOUIS (“SWB”), as a Lender, NATIONAL CITY BANK, successor-by-merger to National City Bank of the Midwest (“NCB”), as a Lender, FIFTH THIRD BANK (“FTB”), as a Lender, MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. (“MLC”), as a Lender, and FIRST BANK (“FB”), as a Lender (collectively LBNA, SWB, NCB, FTB, MLC, and FB are referred to herein as “Lenders”) and TALX CORPORATION, a Missouri corporation (“Borrower”); and consented to by TALX UCM SERVICES, INC., a Missouri corporation (“TUS”), TALX EMPLOYER SERVICES, LLC, a Missouri limited liability company (“TES”), TALX FASTIME SERVICES, INC., a Texas Corporation, f/k/a Ti3, Inc. (“TFTS”), TBT ENTERPRISES, INCORPORATED, a Maryland corporation (“TBT”), UI ADVANTAGE, INC., a Maryland corporation (“UI”), NET PROFIT, INC., a South Carolina corporation (“NET”), TALX TAX INCENTIVE SERVICES, LLC, a Missouri limited liability company (“TIS”), JON-JAY ASSOCIATES, INC., a Massachusetts corporation (“JJ”), TALX TAX CREDITS AND INCENTIVES, LLC, a Missouri limited liability company, (“TTCI”), MANAGEMENT INSIGHT INCENTIVES, LLC, a Missouri limited liability company (“MII”), UNEMPLOYMENT SERVICES, LLC, a Missouri limited liability company (“US”), PERFORMANCE ASSESSMENT NETWORK, INC., a Delaware corporation (“PAN”), and TALX CONFIRMATION DIRECT, INC., a Missouri corporation (“TCD”) (collectively TUS, TES, TFTS, TBT, UI, NET, TIS, JJ, TTCI, MII, US, PAN and TCD are referred to herein as “Guarantors”).
W I T N E S S E T H
     WHEREAS, the Borrower and Lenders entered into that certain Third Amended and Restated Loan Agreement dated May 25, 2006 (the Loan Agreement).
     WHEREAS, Guarantors absolutely and unconditionally guaranteed the indebtedness of Borrower pursuant to their Amended and Restated Guaranty dated May 25, 2006 (the Guaranty).
     WHEREAS, Borrower has requested certain revisions to the Loan Agreement and Lenders are willing to agree to same as more specifically set forth herein.
     WHEREAS, all capitalized terms used herein, and not otherwise defined herein, have the meaning given to them in the Loan Agreement.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

First Amendment to Third
Amended and Restated Loan Agreement

     1. Amendments.
     Upon the satisfaction of the conditions precedent set forth herein, Section 14.1 of the Third Amended and Restated Loan Agreement shall be amended and restated in its entirety as follows:
“14.1 Use of Proceeds. Subject to the terms and conditions hereof, (i) the existing Indebtedness of Borrower under the Second Amended and Restated Loan Agreement shall be deemed to be converted to and replaced by the proceeds of a Revolving Loan Advance funded under the Aggregate Revolving Loan Commitment pursuant to this Agreement, (ii) the proceeds of any subsequent Revolving Loan Advance shall be used solely for working capital, capital expenditures permitted hereunder, as the source for payment of Borrower’s reimbursement obligations with respect to Letters of Credit, to pay the transaction costs for this Loan Agreement, to finance Permitted Acquisitions, and to finance Repurchases but only so long as (a) there is no Default hereunder at the time of any such Repurchase; and (b) the Maximum Available Amount that is available to Borrower under the Aggregate Revolving Loan Commitment immediately following any Revolving Loan Advance made to finance Repurchases is not less than Ten Million and No/100 Dollars ($10,000,000.00).”
     2. Conditions Precedent to this Amendment.
     As a condition precedent to Lenders’ consent to the amendments as described herein and to the effectiveness of this Amendment, the following must have been satisfied:
          a) This Agreement. Borrower, Guarantors, and Lenders shall have executed and delivered this Amendment to Administrative Agent’s possession and Borrower shall have paid to the Administrative Agent all fees related to this Amendment.
          b) Representations and Warranties. Except as set forth on Schedule 1 hereto, the Representations and Warranties, as set forth in Section 12 of the Third Amended and Restated Loan Agreement together with the Schedules included in the Disclosure Schedule thereto (such Schedules, the “Existing Schedules”), shall be true and correct as of the date of this Amendment.
          c) Compliance with Loan Documents. The Borrower and Guarantors shall be in full compliance with all of the terms and conditions of the Loan Documents, and there shall be no Existing Default thereunder, and no Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.
     3. Miscellaneous.
          a) Loan Documents Continue. Except as specifically amended by this Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed and are incorporated herein by reference. Reference to this Amendment need not be made in any note, document, letter, certificate, Loan Documents, or any communication issued or made pursuant to or with respect to the Loan

First Amendment to Third
Amended and Restated Loan Agreement

Documents; any reference to the Loan Documents being sufficient to refer to the Loan Documents as amended hereby. In no manner shall this Amendment impair the Loan Documents, the rights, remedies obligations, liabilities, liens or security interests represented thereby, nor shall any such rights, remedies, obligations, liabilities, liens or security interests be in any manner waived or impaired, diminished or discharged hereby.
          b) Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.
          c) Consent of Guarantors. Each of the Guarantors acknowledge and consent to the execution of this Amendment by the Borrower and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgment to any future amendment, modification or waiver of any term of the Loan Agreement or any other Loan Documents except as otherwise provided in said Guaranty. Each of the Guarantors hereby agree that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrower to the Lenders under the Loan Agreement, as amended pursuant to this Amendment, and that the Guaranty shall be and remain in full force and effect.
(Signatures of Borrower, Guarantors, and Lenders are on the following pages.)

First Amendment to Third
Amended and Restated Loan Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LASALLE BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ James C. Bine

Print Name:	James C. Bine

Title:	SVP

First Amendment to Third
Amended and Restated Loan Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

SOUTHWEST BANK OF ST. LOUIS,
as a Lender

By:	/s/ Robert W. Sellers

Print Name:	Robert W. Sellers

Title:

First Amendment to Third
Amended and Restated Loan Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

NATIONAL CITY BANK, as a Lender

By:	/s/ Eric Hartman

Print Name:	Eric Hartman

Title:	Vice President

First Amendment to Third
Amended and Restated Loan Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

FIFTH THIRD BANK, as a Lender

By:	/s/ Shawn D. Hagan

Print Name:	Shawn D. Hagan

Title:	Vice President

First Amendment to Third
Amended and Restated Loan Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Michael Trunck

Print Name:	Michael Trunck

Title:	Team Leader/ Director

First Amendment to Third
Amended and Restated Loan Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

FIRST BANK, as a Lender

By:	/s/ Keith M. Schmelder

Print Name:	Keith M. Schmelder

Title:	Senior Vice President

First Amendment to Third
Amended and Restated Loan Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

BORROWER:

TALX CORPORATION, a Missouri corporation, as Borrower

By:	/s/ L. Keith Graves

L. Keith Graves, Chief Financial Officer
GUARANTORS:
The undersigned hereby acknowledge and agree to the foregoing Amendment:
PERFORMANCE ASSESSMENT NETWORK, a Delaware corporation, as a Guarantor,
TALX UCM SERVICES, INC., a Missouri corporation, as a Guarantor,
TALX FASTIME SERVICES, INC., a Texas corporation, as a Guarantor,
TALX EMPLOYER SERVICES, LLC, a Missouri Limited Liability company, as a Guarantor,
UI ADVANTAGE, INC., a Maryland corporation, as a Guarantor,
TBT ENTERPRISES, INCORPORATED, a Maryland corporation, as a Guarantor,
NET PROFIT, INC., a South Carolina corporation, as a Guarantor,
TALX TAX INCENTIVE SERVICES, LLC, a Missouri limited liability company, as a Guarantor,
JON-JAY ASSOCIATES, INC., a Massachusetts corporation, as a Guarantor,
TALX TAX CREDITS AND INCENTIVES, LLC, a Missouri limited liability company, as a Guarantor,
MANAGEMENT INSIGHT INCENTIVES, LLC, a Missouri limited liability company, as a Guarantor,
UNEMPLOYMENT SERVICES, LLC, a Missouri limited liability company, as a Guarantor, and
TALX CONFIRMATION DIRECT, INC., a Missouri limited liability company, as a Guarantor

By:	/s/ L. Keith Graves

Name:	L. Keith Graves, Chief Financial Officer

First Amendment to Third
Amended and Restated Loan Agreement

Schedule I
Disclosure Schedules
Section 12.13
Prior Transactions
Paragraph 3 of Section 12.13 of the Existing Schedules is amended and restated as follows:
On March 27, 2002, TALX’s subsidiary, Garcia Acquisition Sub, Inc., a Missouri corporation (“Garcia”), acquired the assets of the unemployment compensation management business of Gates, McDonald & Company and the outstanding stock of James E. Frick, Inc., a Missouri corporation (“Frick”). On March 31, 2003, Garcia merged with and into Frick, and the surviving corporation changed its name to TALX UCM Services, Inc.
As of April 20, 2005, TALX UCM Services, Inc. acquired the stock of Jon-Jay Associates, Inc.
On June 30, 2003, TALX UCM Services, Inc. acquired the outstanding membership interests of Johnson & Associates, LLC, a Nebraska limited liability company (“Johnson”). Effective as of August 15, 2006, Johnson merged with an into TALX UCM Services, Inc., and TALX UCM Services, Inc. was the surviving corporation.